EXHIBIT 99.1

Gel-Del Technologies, Inc.

 Consolidated Financial Statements

September 30, 2014 and 2013

1

Gel Del Technologies, Inc.
Consolidated Balance Sheet

	September 30, 2014	December 31, 2013
Assets:
Current Assets
Cash and Cash Equivalents	-	$3,666
Accounts Receivable	75,956	39,536
Inventory	-	-
Prepaid Expenses	38,820	35,680
Total Current Assets	114,776	$78,882
Deferred Debt Issue Costs	19,788	32,833
Fixed Assets-net	10,945	19,571
Patents and Trademarks-Net	215,066	229,200

Total Assets	$360,575	$360,486

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$683,609	$658,511
Cash overdraft	16,651	-
Related Party Payable	597,517	307,642
Note Payable	318,232	764,004
Note Payable-convertible debentures	-	-
Total Current Liabilities	1,616,009	1,730,157

Long Term Debt	75,299	99,736

Total Liabilities	1,691,308	1,829,893
Stockholders’ Equity:
Preferred Stock	18,491	18,074
Common Stock, Par value $0.01, Authorized 10,000,000 issued 6,676,800 and 3,457,700 respectively	66,768	34,577
Paid-In Capital	4,383,783	4,255,935
Retained Deficit	(5,799,775)	(5,777,993)
Total Stockholders' Equity	(1,330,733)	(1,469,407)
Total Liabilities and Stockholders' Equity	$360,575	$321,124

The accompanying notes are an integral part of these financial statements.

2

Gel-Del Technologies, Inc.
Consolidated Statement of Operations

Nine Months Ended September 30,

	2014	2013
Revenues	$86,368	$468,102
Costs of Services	-	266,873

Gross Margin	86,368	201,229

Expenses:

Research and Development	265,627	100,032
General and Administrative	296,612	326,361
Operating Expenses	562,239	426,393

Operating Income (Loss)	(475,871)	(225,164)

Forgiveness	492,372	-

Franchise Taxes	-	-
Interest (Expense)	(38,283)	(59,565)

Net Profit (Loss)	(21,782)	$(284,729)

Loss per Share, Basic	$(0.00)	(0.08)

Weighted Average Shares Outstanding	6,676,800	3,457,700

The accompanying notes are an integral part of these financial statements.

3

Gel Del Technologies, Inc.

Consolidated Statement of Cash Flows
Nine Months Ended September 30,

	2014		2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period		$(21,782)	$(284,729)
Forgiveness		(492,372)	-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization		75,939	24,490
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable		(36,420)	-
Increase in Accounts Payable		25,098	(16,123)
Decrease in Deferred Debt Costs		13,045	17,071
Increase (Decrease) in Prepaid Costs		(3,140)	(2,705)
Net Cash Used in Operating Activities		(439,632)	(261,996)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of assets		(53,179)	(65,331)
Net cash provided by Investing Activities		(53,179)	(65,331)

CASH FLOW FROM FINANCING ACTIVITIES:
Common Stock issued for Cash		160,456	19,674
Proceeds from Loans/Cash overdraft		353,126	288,326
Reduction of Debt		(24,437)	(22,883)
Net Cash Provided by Financing Activities		489,145	285,127

Net (Decrease) Increase in Cash		(3,666)	(42,200)
Cash at Beginning of Period		3,666	42,200
Cash at End of Period		-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest		$-	$-
Franchise and Income Taxes		$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Debt satisfied thru issuance of stock	$		$-

The accompanying notes are an integral part of these financial statements.

4

Gel Del Technologies, Inc.

Notes to Financial Statements

September 30, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission.

Gel Del Technologies, Inc (The Company) is, a Minnesota founded in 1999.

The Company is a biomaterial and medical device development and manufacturing company with its production facilities in St. Paul Minnesota. The Company has developed proprietary biomaterials which simulate the body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices.

(B) Principles of Consolidation

The accompanying 2014 and 2013 consolidated financial statements include the accounts of the Company, and its wholly owned subsidiary, Cosmeta Corp. Cosmeta is now largely inactive. All intercompany accounts have been eliminated upon consolidation.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates include estimated useful lives and potential impairment of property and equipment, estimate of fair value of share based payments and derivative instruments and recorded debt discount, valuation of deferred tax assets and valuation of in-kind contribution of services and interest.

(D) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At September 30, 2014 and December 31, 2013, the Company had no cash equivalents.

(E) Loss Per Share

In accordance with the accounting guidance now codified as FASB ASC Topic 260, “Earnings per Share” basic loss per share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

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The computation of basic and diluted loss per share at September 30, 2014 excludes the common stock equivalents of the following potentially dilutive securities because their inclusion would be anti-dilutive:

September 30, 2014

Common Stock	3,457,700
Total	3,457,700

(F) Operating Leases

The Company leases approximately various facility space under an original 10-year lease executed in February 2006 and amended in November 2010 and agreed to certain concessions. The company is deferring such concessions thru the term of the current lease which expires in February 2016. Monthly straight-line rent expense calculation is $5,084 .The rent expense under this lease is $5,478.

Deferred rent payable at September 30, 2014 was $5,520 and is included under prepaid expense as a negative. a Deferred rent payable is the sum of the difference between the monthly rent payment and the straight-line monthly rent expense of an operating lease that contains escalated payments in future periods.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Revenue Recognition

The Company will recognize revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(I) Fair Value of Financial Instruments

The Company applies the accounting guidance under Financial Accounting Standards Board (“FASB”) ASC 820-10, “Fair Value Measurements”, as well as certain related FASB staff positions. This guidance defines fair value as the price that would be received from m selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

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The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

●	Level 1 - quoted market prices in active markets for identical assets or liabilities.

●

Level 2 - inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 - unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company's financial instruments consist of accounts payable, accrued expenses, notes payable, notes payable - related party, loan payable - related party, convertible notes payable, convertible notes payable - related party and deferred rent payable. The carrying amount of the Company's financial instruments approximates their fair value as of September 30, 2014 and December 31, 2013, due to the short-term nature of these instruments.

The Company accounts for its derivative liabilities, at fair value, on a recurring basis under level 3.

(J) Embedded Conversion Features

The Company evaluates embedded conversion features within convertible debt under ASC 815 “Derivatives and Hedging” to determine whether the embedded conversion feature(s) should be bifurcated from the host instrument and accounted for as a derivative at fair value with changes in fair value recorded in earnings. If the conversion feature does not require derivative treatment under ASC 815, the instrument is evaluated under ASC 470-20 “Debt with Conversion and Other Options” for consideration of any beneficial conversion features.

(K) Derivative Financial Instruments

Fair value accounting requires bifurcation of embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing the convertible debt instruments, management determines if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.

(L) Beneficial Conversion Feature

For conventional convertible debt where the rate of conversion is below market value, the Company records a "beneficial conversion feature" ("BCF") and related debt discount.

When the Company records a BCF, the relative fair value of the BCF is recorded as a debt discount against the face amount of the respective debt instrument (offset to additional paid in capital) and amortized to interest expense over the life of the debt.

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(M) Debt Issue Costs and Debt Discount

The Company may record debt issue costs and/or debt discounts in connection with raising funds through the issuance of debt. These costs may be paid in the form of cash, or equity (such as warrants). These costs are amortized to interest expense over the life of the debt. If a conversion of the underlying debt occurs, a proportionate share of the unamortized amounts is immediately expensed.

(N) Stock-Based Compensation - Non Employees

Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification (“Sub-topic 505-50”).

Pursuant to ASC Section 505-50-30, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur. If the Company is a newly formed corporation or shares of the Company are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (“PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

The fair value of share options and similar instruments is estimated on the date of grant using a Black-Scholes option-pricing valuation model. The ranges of assumptions for inputs are as follows:

●

Expected term of share options and similar instruments: Pursuant to Paragraph 718-10-50-2(f)(2)(i) of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and holder’s expected exercise behavior into the fair value (or calculated value) of the instruments. The Company uses historical data to estimate holder’s expected exercise behavior. If the Company is a newly formed corporation or shares of the Company are thinly traded the contractual term of the share options and similar instruments is used as the expected term of share options and similar instruments as the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

●

Expected volatility of the entity’s shares and the method used to estimate it. Pursuant to ASC Paragraph 718-10-50-2(f)(2)(ii) a thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for the Company to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index. The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility. If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

●

Expected annual rate of quarterly dividends. An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends. The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

●

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the expected term of the share options and similar instruments.

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Pursuant to ASC paragraph 505-50-25-7, if fully vested, non-forfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Whether the corresponding cost is an immediate expense or a prepaid asset (or whether the debit should be characterized as contra-equity under the requirements of paragraph 505-50-45-1) depends on the specific facts and circumstances. Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, non-forfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services. Section 505-50-30 provides guidance on the determination of the measurement date for transactions that are within the scope of this Subtopic.

Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, non-forfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a share option and similar instrument that the counterparty has the right to exercise expires unexercised.

Pursuant to ASC paragraph 505-50-30-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

(o) Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity-which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods therein. Early application with the first annual reporting period or interim period for which the entity’s financial statements have not yet been issued (Public business entities) or made available for issuance (other entities). The Company adopted this pronouncement for the three months ended August 31, 2014.

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In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-12, “Compensation – Stock Compensation ( Topic 718 ); Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in this ASU apply to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards. For all entities, the amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. Entities may apply the amendments in this ASU either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this Update as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. Additionally, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost. This updated guidance is not expected to have a material impact on our results of operations, cash flows or financial condition. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In August 2014, the FASB issued Accounting Standards Update “ASU” 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

All other newly issued accounting pronouncements but not yet effective have been deemed either immaterial or not applicable.

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NOTE 2 - PROPERTY AND EQUIPMENT

	September 30, 2014	December 31, 2013	Estimated Useful Life
Furniture and Equipment	36,996	36,996	5-7
Leasehold Improvements	76,430	76,430	5-10
	113,426	113,426
Less: Accumulated Depreciation	(102,481)	(93,855)
Property and Equipment, Net	$10,945	19,571

Depreciation expense was $8,626 for the nine months ended September 30, 2014.

NOTE 3 - PATENTS AND TRADEMARKS

The Company capitalizes its patents and trademark costs and amortizes these over lives of between 5 and 10 years. At September 30, 2014 costs equaled $600,199 with accumulated amortization of $385,133.

NOTE 4 - RELATED PARTY PAYABLE

The Company is indebted to related parties. At September 30, 2014 $597,517 is owed to officers for accrued salaries and advances. Terms indicate interest at 8%.

NOTE 5 - NOTE PAYABLE

At September 30, 2014 the Company had two notes payable

September 30, 2014
Note payable unrelated third party, interest @9%	764,004

NOTE 6 - LONG TERM DEBT

At September 30, 2014 the Company is indebted on a SBA loan. Terms indicate interest at 5.25% and a liability of $75,299 to be paid January 17, 2017

NOTE 7 - GOING CONCERN

As reflected in the accompanying financial statements, the Company had a negative equity and a material loss.

Management intends to raise additional funds thru a private placement or thru the public process Management believes that the actions presently being taken to further implement its business plan will enable the Company to continue as a going concern. While the Company believes in the viability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate funds

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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NOTE 8 - SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that other than the following no material events existed:

1.	On November 21, 2014 the company was acquired via an exchange of stock by a publicly traded company. The transaction was accounted for as follows by the acquirer:

November 21, 2014 4,150,000 shares of stock @ market price of 3.24 or $13,446,000

Assets assigned	(286,371)

Liabilities assumed	1,700,024

Total consideration	$14,859,653

The Acquirer elected to impair its acquisition in its entirety at December 31, 2014

12

Gel-Del Technologies, Inc.

 Consolidated Financial Statements

December 31, 2013 and 2012

13

Terry L. Johnson, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Gel Del Technologies, Inc.

We have audited the accompanying balance sheets of Gel Del Technologies, Inc.. as of December 31, 2013 and 2012 and the statements of operations, stockholders’ equity, and cash flows for the years ended December 31, 2013 and 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

Management’s Responsibility for Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United State of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gel Del Technologies Inc. as of December 31, 2013 and 2012 and the results of its operations and its cash flows for the years ended December 31, 2013 and 2012 in conformity with accounting principles generally accepted in the United States.

Emphasis of Matter

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the notes to the financial statements, the Company has a minimum cash balance available for payment of ongoing operating expenses, has experienced losses from operations since inception, and it does not have a source of revenue sufficient to cover its operating costs. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in the notes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Terry L. Johnson, CPA

Casselberry, Florida

March 23, 2015

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Gel Del Technologies, Inc.

Consolidated Balance Sheet

	December 31, 2013	December 31, 2012
Assets:
Current Assets
Cash and Cash Equivalents	$3,666	$42,200
Accounts Receivable	39,536	-
Inventory	-	-
Prepaid Expenses	35,680	14,597
Total Current Assets	78,882	$56,797
Deferred Debt Issue Costs	32,833	54,933
Fixed Assets-net	19,571	26,944
Patents and Trademarks-Net	229,200	225,359

Total Assets	$360,486	$364,033

Liabilities and Stockholders’ Equity:
Current Liabilities:
Accounts Payable and Accrued Expenses	$658,511	$657,833
Derivative Liability	-	-
Related Party Payable	307,642	51,388
Note Payable	764,004	664,394
Note Payable-convertible debentures	-	-
Total Current Liabilities	1,730,157	1,373,615

Long Term Debt	99,736	124,875

Total Liabilities	1,829,893	1,498,490
Stockholders’ Equity:
Preferred Stock	18,074	18,074
Common Stock, Par value $0.01, Authorized 5,000,000 issued
3,457,700 and 3,446,600 respectively	34,577	34,466
Paid-In Capital	4,255,935	4,236,372
Retained Deficit	(5,777,993)	(5,423,369)
Total Stockholders' Equity	(1,469,407)	(1,134,457)
Total Liabilities and Stockholders' Equity	$321,124	$364,033

The accompanying notes are an integral part of these financial statements.

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Gel-Del Technologies, Inc.
Consolidated Statement of Operations

	2013	2012
Revenues	$597,638	$892,903
Costs of Services	259,833	514,594

Gross Margin	337,805	378,309

Expenses:

Research and Development	202,120	-
General and Administrative	402,833	411,537
Operating Expenses	604,953	411,537

Operating Income (Loss)	(267,148)	(33,228)

Franchise Taxes	(560)	1,257
Interest (Expense)	(86,916)	(44,553)

Net Profit (Loss)	(354,624)	$(76,524)

Loss per Share, Basic	$(0.10)	(0.00)

Weighted Average Shares Outstanding	3,457,700	3,446,600

The accompanying notes are an integral part of these financial statements.

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GEL DEL TECHNOLOGIES, INC.

CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)

DECEMBER 31, 2013

	Preferred		Common Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Deficit	Total	Deficit	Total
Balance December 31, 2011	1,805,000	$18,050	3,446,600	34,466	$4,233,396	(5,346,845)	(1,060,933)	$(32,313,463)	$2,787,449

Issuance of Preferred	2,400	24			2,976		3,000		1,549,500
								-	673,550
								-	4,818,629
									394,350

Net Loss for the year						(76,524)	(76,524)	(6,859,767)	(6,859,767)
Balance December 31, 2012	1,807,400	18,074	3,446,600	34,466	4,236,372	(5,423,369)	(1,134,457)	$(39,173,230)	$3,363,711

Stock issued cash			11,100	111	19,563		19,674		-
Net Loss	-	-				(354,624)	(354,624)	-	277,085
	-	-						-	-
Net Loss for the Period								(194,289)	(194,289)
Balance December 31, 2013	1,807,400	$18,074	3,457,700	34,577	4,255,935	(5,777,993)	(1,469,407)	$(39,367,519)	$3,446,507

The accompanying notes are an integral part of these financial statements.

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Gel Del Technologies, Inc.

Consolidated Statement of Cash Flows
Years Ended December 31, 2013 and 2012

	2013		2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss for the Period		$(354,624)	$(76,524)
Shares Issued for Services			-
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and Amortization		84,591	22,093
Changes in Operating Assets and Liabilities
Decrease (Increase) in Accounts Receivable		(39,536)	505
Increase in Accounts Payable		678	-
Decrease in Deferred Debt Costs		22,100	33,938
Increase (Decrease) in Prepaid Costs		(21,083)	(8,591)
Net Cash Used in Operating Activities		(307,874)	(28,579)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of assets		(81,059)	(15,872)
Net cash provided by Investing Activities		(81,059)	(15,872)

CASH FLOW FROM FINANCING ACTIVITIES:
Common Stock issued for Cash		19,674	3,000
Proceeds from Loans		355,864	12,081
Reduction of Debt		(25,139)	(23,982)
Net Cash Provided by Financing Activities		350,399	(8,901)

Net (Decrease) Increase in Cash		(38,534)	(53,352)
Cash at Beginning of Period		42,200	95,552
Cash at End of Period		$3,666	$42,200

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest		$-	$-
Franchise and Income Taxes		$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Debt satisfied thru issuance of stock	$		$-

The accompanying notes are an integral part of these financial statements.

18

Gel Del Technologies, Inc..

Notes to Financial Statements

December 31, 2013 and 2012

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A) Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission.

Gel Del Technologies, Inc (The Company) is, a Minnesota founded in 1999.

The Company is a biomaterial and medical device development and manufacturing company with its production facilities in St. Paul Minnesota. The Company has developed proprietary biomaterials which simulate the body’s cellular tissue and thus can be readily and effectively utilized to manufacture implantable therapeutic medical devices.

(B) Principles of Consolidation

The accompanying 2013and 2012 consolidated financial statements include the accounts of the Company, and its wholly owned subsidiary, Cosmeta Corp. Cosmeta is now largely inactive. All intercompany accounts have been eliminated upon consolidation.

(C) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates include estimated useful lives and potential impairment of property and equipment, estimate of fair value of share based payments and derivative instruments and recorded debt discount, valuation of deferred tax assets and valuation of in-kind contribution of services and interest.

(D) Cash and Cash Equivalents

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less to be cash equivalents. At December 31, 2013 and December 31, 2012, the Company had no cash equivalents.

(E) Loss Per Share

In accordance with the accounting guidance now codified as FASB ASC Topic 260, “Earnings per Share” basic loss per share is computed by dividing net loss by weighted average number of shares of common stock outstanding during each period. Diluted loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during the period.

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The computation of basic and diluted loss per share at December 31, 2014 excludes the common stock equivalents of the following potentially dilutive securities because their inclusion would be anti-dilutive:

December 31, 2013

Common Stock	3,457,700
Total	3,457,700

(F) Operating Leases

The Company leases approximately various facility space under an original 10-year lease executed in February 2006 and amended in November 2010 and agreed to certain concessions. The company is deferring such concessions thru the term of the current lease which expires in February 2016. Monthly straight-line rent expense calculation is $5,084 .The rent expense under this lease is $5,478.

Deferred rent payable at December 31, 2013 was $5,520 and is included under prepaid expense as a negative. a Deferred rent payable is the sum of the difference between the monthly rent payment and the straight-line monthly rent expense of an operating lease that contains escalated payments in future periods.

(G) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(H) Revenue Recognition

The Company will recognize revenue on arrangements in accordance with FASB ASC No. 605, “Revenue Recognition”. In all cases, revenue is recognized only when the price is fixed and determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.

(I) Fair Value of Financial Instruments

The Company applies the accounting guidance under Financial Accounting Standards Board (“FASB”) ASC 820-10, “Fair Value Measurements”, as well as certain related FASB staff positions. This guidance defines fair value as the price that would be received from m selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact business and considers assumptions that marketplace participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

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The guidance also establishes a fair value hierarchy for measurements of fair value as follows:

●	Level 1 - quoted market prices in active markets for identical assets or liabilities.

●

Level 2 - inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3 - unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company's financial instruments consist of accounts payable, accrued expenses, notes payable, notes payable - related party, loan payable - related party, convertible notes payable, convertible notes payable - related party and deferred rent payable. The carrying amount of the Company's financial instruments approximates their fair value as of December 31, 2013and 2012, due to the short-term nature of these instruments.

The Company accounts for its derivative liabilities, at fair value, on a recurring basis under level 3.

(J) Embedded Conversion Features

The Company evaluates embedded conversion features within convertible debt under ASC 815 “Derivatives and Hedging” to determine whether the embedded conversion feature(s) should be bifurcated from the host instrument and accounted for as a derivative at fair value with changes in fair value recorded in earnings. If the conversion feature does not require derivative treatment under ASC 815, the instrument is evaluated under ASC 470-20 “Debt with Conversion and Other Options” for consideration of any beneficial conversion features.

(K) Derivative Financial Instruments

Fair value accounting requires bifurcation of embedded derivative instruments such as conversion features in convertible debt or equity instruments, and measurement of their fair value for accounting purposes. In determining the appropriate fair value, the Company uses the Black-Scholes option-pricing model. In assessing the convertible debt instruments, management determines if the convertible debt host instrument is conventional convertible debt and further if there is a beneficial conversion feature requiring measurement. If the instrument is not considered conventional convertible debt, the Company will continue its evaluation process of these instruments as derivative financial instruments.

Once determined, derivative liabilities are adjusted to reflect fair value at each reporting period end, with any increase or decrease in the fair value being recorded in results of operations as an adjustment to fair value of derivatives. In addition, the fair value of freestanding derivative instruments such as warrants, are also valued using the Black-Scholes option-pricing model.

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(L) Beneficial Conversion Feature

For conventional convertible debt where the rate of conversion is below market value, the Company records a "beneficial conversion feature" ("BCF") and related debt discount.

When the Company records a BCF, the relative fair value of the BCF is recorded as a debt discount against the face amount of the respective debt instrument (offset to additional paid in capital) and amortized to interest expense over the life of the debt.

(M) Debt Issue Costs and Debt Discount

The Company may record debt issue costs and/or debt discounts in connection with raising funds through the issuance of debt. These costs may be paid in the form of cash, or equity (such as warrants). These costs are amortized to interest expense over the life of the debt. If a conversion of the underlying debt occurs, a proportionate share of the unamortized amounts is immediately expensed.

(N) Stock-Based Compensation - Non Employees

Equity Instruments Issued to Parties Other Than Employees for Acquiring Goods or Services

The Company accounts for equity instruments issued to parties other than employees for acquiring goods or services under guidance of Sub-topic 505-50 of the FASB Accounting Standards Codification (“Sub-topic 505-50”).

Pursuant to ASC Section 505-50-30, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date used to determine the fair value of the equity instrument issued is the earlier of the date on which the performance is complete or the date on which it is probable that performance will occur. If the Company is a newly formed corporation or shares of the Company are thinly traded the use of share prices established in the Company’s most recent private placement memorandum (“PPM”), or weekly or monthly price observations would generally be more appropriate than the use of daily price observations as such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

The fair value of share options and similar instruments is estimated on the date of grant using a Black-Scholes option-pricing valuation model. The ranges of assumptions for inputs are as follows:

●

Expected term of share options and similar instruments: Pursuant to Paragraph 718-10-50-2(f)(2)(i) of the FASB Accounting Standards Codification the expected term of share options and similar instruments represents the period of time the options and similar instruments are expected to be outstanding taking into consideration of the contractual term of the instruments and holder’s expected exercise behavior into the fair value (or calculated value) of the instruments. The Company uses historical data to estimate holder’s expected exercise behavior. If the Company is a newly formed corporation or shares of the Company are thinly traded the contractual term of the share options and similar instruments is used as the expected term of share options and similar instruments as the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

●

Expected volatility of the entity’s shares and the method used to estimate it. Pursuant to ASC Paragraph 718-10-50-2(f)(2)(ii) a thinly-traded or nonpublic entity that uses the calculated value method shall disclose the reasons why it is not practicable for the Company to estimate the expected volatility of its share price, the appropriate industry sector index that it has selected, the reasons for selecting that particular index, and how it has calculated historical volatility using that index. The Company uses the average historical volatility of the comparable companies over the expected contractual life of the share options or similar instruments as its expected volatility. If shares of a company are thinly traded the use of weekly or monthly price observations would generally be more appropriate than the use of daily price observations as the volatility calculation using daily observations for such shares could be artificially inflated due to a larger spread between the bid and asked quotes and lack of consistent trading in the market.

●

Expected annual rate of quarterly dividends. An entity that uses a method that employs different dividend rates during the contractual term shall disclose the range of expected dividends used and the weighted-average expected dividends. The expected dividend yield is based on the Company’s current dividend yield as the best estimate of projected dividend yield for periods within the expected term of the share options and similar instruments.

●

Risk-free rate(s). An entity that uses a method that employs different risk-free rates shall disclose the range of risk-free rates used. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods within the expected term of the share options and similar instruments.

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Pursuant to ASC paragraph 505-50-25-7, if fully vested, non-forfeitable equity instruments are issued at the date the grantor and grantee enter into an agreement for goods or services (no specific performance is required by the grantee to retain those equity instruments), then, because of the elimination of any obligation on the part of the counterparty to earn the equity instruments, a measurement date has been reached. A grantor shall recognize the equity instruments when they are issued (in most cases, when the agreement is entered into). Whether the corresponding cost is an immediate expense or a prepaid asset (or whether the debit should be characterized as contra-equity under the requirements of paragraph 505-50-45-1) depends on the specific facts and circumstances. Pursuant to ASC paragraph 505-50-45-1, a grantor may conclude that an asset (other than a note or a receivable) has been received in return for fully vested, non-forfeitable equity instruments that are issued at the date the grantor and grantee enter into an agreement for goods or services (and no specific performance is required by the grantee in order to retain those equity instruments). Such an asset shall not be displayed as contra-equity by the grantor of the equity instruments. The transferability (or lack thereof) of the equity instruments shall not affect the balance sheet display of the asset. This guidance is limited to transactions in which equity instruments are transferred to other than employees in exchange for goods or services. Section 505-50-30 provides guidance on the determination of the measurement date for transactions that are within the scope of this Subtopic.

Pursuant to Paragraphs 505-50-25-8 and 505-50-25-9, an entity may grant fully vested, non-forfeitable equity instruments that are exercisable by the grantee only after a specified period of time if the terms of the agreement provide for earlier exercisability if the grantee achieves specified performance conditions. Any measured cost of the transaction shall be recognized in the same period(s) and in the same manner as if the entity had paid cash for the goods or services or used cash rebates as a sales discount instead of paying with, or using, the equity instruments. A recognized asset, expense, or sales discount shall not be reversed if a share option and similar instrument that the counterparty has the right to exercise expires unexercised.

Pursuant to ASC paragraph 505-50-30-S99-1, if the Company receives a right to receive future services in exchange for unvested, forfeitable equity instruments, those equity instruments are treated as unissued for accounting purposes until the future services are received (that is, the instruments are not considered issued until they vest). Consequently, there would be no recognition at the measurement date and no entry should be recorded.

(o) Recent Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-10, “Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation”. The update removes all incremental financial reporting requirements from GAAP for development stage entities, including the removal of Topic 915 from the FASB Accounting Standards Codification. In addition, the update adds an example disclosure in Risks and Uncertainties (Topic 275) to illustrate one way that an entity that has not begun planned principal operations could provide information about the risks and uncertainties related to the company’s current activities. Furthermore, the update removes an exception provided to development stage entities in Consolidations (Topic 810) for determining whether an entity is a variable interest entity-which may change the consolidation analysis, consolidation decision, and disclosure requirements for a company that has an interest in a company in the development stage. The update is effective for the annual reporting periods beginning after December 15, 2014, including interim periods therein. Early application with the first annual reporting period or interim period for which the entity’s financial statements have not yet been issued (Public business entities) or made available for issuance (other entities). The Company adopted this pronouncement for the three months ended August 31, 2014.

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In June 2014, FASB issued Accounting Standards Update (“ASU”) No. 2014-12, “Compensation – Stock Compensation ( Topic 718 ); Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in this ASU apply to all reporting entities that grant their employees share-based payments in which the terms of the award provide that a performance target that affects vesting could be achieved after the requisite service period. The amendments require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718 as it relates to awards with performance conditions that affect vesting to account for such awards. For all entities, the amendments in this ASU are effective for annual periods and interim periods within those annual periods beginning after December 15, 2015. Earlier adoption is permitted. Entities may apply the amendments in this ASU either (a) prospectively to all awards granted or modified after the effective date or (b) retrospectively to all awards with performance targets that are outstanding as of the beginning of the earliest annual period presented in the financial statements and to all new or modified awards thereafter. If retrospective transition is adopted, the cumulative effect of applying this Update as of the beginning of the earliest annual period presented in the financial statements should be recognized as an adjustment to the opening retained earnings balance at that date. Additionally, if retrospective transition is adopted, an entity may use hindsight in measuring and recognizing the compensation cost. This updated guidance is not expected to have a material impact on our results of operations, cash flows or financial condition. We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

In August 2014, the FASB issued Accounting Standards Update “ASU” 2014-15 on “Presentation of Financial Statements Going Concern (Subtopic 205-40) – Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern”. Currently, there is no guidance in U.S. GAAP about management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern or to provide related footnote disclosures. The amendments in this Update provide that guidance. In doing so, the amendments are intended to reduce diversity in the timing and content of footnote disclosures. The amendments require management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles that are currently in U.S. auditing standards. Specifically, the amendments (1) provide a definition of the term substantial doubt, (2) require an evaluation every reporting period including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is not alleviated, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). We are currently reviewing the provisions of this ASU to determine if there will be any impact on our results of operations, cash flows or financial condition.

All other newly issued accounting pronouncements but not yet effective have been deemed either immaterial or not applicable.

24

NOTE 2 - PROPERTY AND EQUIPMENT

	December 31, 2013	December 31, 2012	Estimated Useful Life
Furniture and Equipment	36,996	35,373	5-7
Leasehold Improvements	76,430	76,430	5-10
	113,426	111,803
Less: Accumulated Depreciation	(93,855)	(84,859)
Property and Equipment, Net	$19,571	26,944

Depreciation expense was $8,996 for the year ended December 31, 2013 and $14,280 in 2012.

NOTE 3 - PATENTS AND TRADEMARKS

The Company capitalizes its patents and trademark costs and amortizes these over lives of between 5 and 10 years. At December 31, 2013 costs equaled $555,666 with accumulated amortization of $326,466.. Trademark costs were $30,298 and accumulated amortization of $27,077.

NOTE 4 - RELATED PARTY PAYABLE

The Company is indebted to related parties. At December 31, 2013 $307,642 is owed to officers for accrued salaries and advances. Terms indicate interest at 8%.

NOTE 5 - NOTE PAYABLE

At December 31, 2013 the Company had two notes payable

December 31, 2013
Note payable unrelated third party, interest @9%	764,004

NOTE 6 - LONG TERM DEBT

At December 31, 2013 the Company is indebted on a SBA loan. Terms indicate interest at 5.25% and a liability of $99,736 to be paid January 17, 2017

NOTE 7 - GOING CONCERN

As reflected in the accompanying financial statements, the Company had a negative equity and a material loss.

Management intends to raise additional funds thru a private placement or thru the public process Management believes that the actions presently being taken to further implement its business plan will enable the Company to continue as a going concern. While the Company believes in the viability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate funds

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

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NOTE 8 - SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855 and has determined that other than the following no material events existed:

1.	On November 21, 2014 the company was acquired via an exchange of stock by a publicly traded company. The transaction was accounted for as follows by the acquirer:

November 21, 2014 4,150,000 shares of stock @ market price of 3.24 or $13,446,000

Assets assigned	(286,371)

Liabilities assumed	1,700,024

Total consideration	$14,859,653

The Acquirer elected to impair its acquisition in its entirety at December 31, 2014

26

PETVIVO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited Pro Forma Combined Balance Sheet is derived from the financial statements of Petvivo Holdings, Inc. and Gel Del Technologies as of December 31, 2014. The Pro Forma Combined Balance Sheet and Pro Forma Combined Income Statement reflect the stock purchase agreement, dated November 21, 2014 between Petvivo Holdings, Inc.. and the individual owners of 100% of the outstanding stock in Gel Del Technologies, Inc. which became a wholly owned subsidiary. The pro forma financial statements presented below account for Gel Del Technologies being a wholly owned subsidiary updated thru December 31, 2014. The Pro Forma Combined Financial Statements account for the acquisition as a purchase whereby the excess consideration paid is be recorded as goodwill and then analyzed for any impairment.

The unaudited Pro Forma Combined Balance Sheet and Statements of Operations should be read in conjunction with the financial statements of Petvivo Holdings, Inc. The unaudited Pro Forma Combined Statements of Operations do not purport to represent what the results of operations would actually have been if the acquisition had occurred on the date indicated or to project the results of operations from any future period or date. The pro forma adjustments, as described in the accompany data, are based on available information and the assumptions are set forth in the notes thereto, which management believes are reasonable.

27

PETVIVO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

DECEMBER 31, 2014

	Petvivo Holdings,	Gel Del Technologies,		Pro Forma	Pro Forma
	Inc.	Inc.		Adjustments	Combined
Assets
Current Assets:
Cash	$1,370	$(435)		$-	$935
Accounts receivable, net	30,000	-		-	30,000

Inventory, net Prepaids	-	48,132		-	48,132

Total Current Assets	31,370	47,697		-	79,067

Property and equipment, net	-	9,014		-	9,014

Other Assets
Trademarks and Patents		216,906			216,906
Other	293,000	1,282,319		(1,559,182)	16,137
Goodwill	-	-	(a)	14,859,653	-
Total Other Assets	293,000	1,499,225	(a)	(14,859,653)	233,043

Total Assets	$324,370	$1,555,936		$(1,559,182)	$321,124

Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable & accrued expenses	$10,016	$673.586		-	$683,602
Derivative Liability	4,138	-		-	4,138
Related Party Payable	50,000	670,424		-	720,424
Note Payable	54,326	326,190			380,516
Notes payable-Debentures	315,500	-			315,500
Total Current Liabilities	433,980	1,670,200		-	2,104,180
Long Term Debt		68,566			68,566
Stockholders' Equity:
Common Stock	7,620			-	7,620
Common Stock		98,939	(1)	(98,939)	-

Preferred Stock		18,481	(1)	(18,481)	-
Common Stock to be issued	-	-	(1)	(14,150)	4,150
Additional paid-in capital	25,249.339	4,383,783	(1)	23,716,884	53,350,006
Accumulated deficit	(25,366,569)	(4,684,033	(1)	(25,162,796)	(55,213,398)
Total Stockholders' Equity	(109,610)	(182,830)		1,559,182	(1,851,622)

Total Liabilities and Stockholders' Equity	$324,370	$1,555,936		$1,559,182	$321,124

The accompanying notes are an integral part of these financial statements

28

PETVIVO HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2014

	Petvivo Inc.	Gel Del Technologies, Inc. (Nov. 21, 2014 to December 31, 2014)	Pro Forma Adjustments	Pro Forma Combined
Revenues	$-	$-	-	$-
Cost of revenues	-	-	-	-

Gross profit	-	-	-	-

Operating Expenses:

Selling, general & administrative	1,107,088	121,617	-	1,228,705

Total operating expenses	1,107,088	121,617	-	1,228,705

Net income from operations	(1,107,088)	(121,617)	-	(1,228,705)

Other income (expenses):
Derivative and Forgiveness Income	414,368	-	-	414,368
Interest expense	(12,000)	(5,906)	-	(17,906)
Impairment	-	- (a)	(14,859,653)	(14,859,653)
Total other income (expenses)	402,368	(5,906)	(14,859,653)	(14,463,191)

Net income (loss) before taxes	$(704,720)	(127,523)	$(14,859,653)	$(15,691,896)

Tax provisions	-	-	-	-

Net income (loss) after taxes	$(704,720)	$(127,523)	$(14,859,653)	$(15,691,896)

Gain (loss) per share				$(2.16)

Weighted average shares outstanding				7,620,314

The accompanying notes are an integral part of these financial statements

29

PETVIVO HOLDINGS, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The Unaudited Pro Forma Combined Financial Statements give effect to the following adjustments:

(a.)

On November 21, 2014, Petvivo Holdings, Inc. entered into a stock purchase agreement with individuals whom hold all the outstanding stock of Gel Del Technologies, Inc., a private company incorporated under the laws of the state of Minnesota.

(b.)

On November 21, 2014 Petvivo Holdings, Inc. recorded the transaction by recognizing 4,150,000 shares of its stock at a market price on that day of $3.24 for total value of $13,446,000. Petvivo then assumed liabilities of $1,700,024 which exceeded the assets assumed of $286,371 resulting in a total valuation of $14,859,653. This amount was then impaired in full.

The purchase price allocation has been determined as follows:

Purchase Price
Shares (4,150,000 shares at fmv $3.24 on Nov. 21, 2014)	13,446,000
Liabilities Assumed in Excess of Assets (1,700,024-286,371)	1,413,653
Total Purchase Price		14,859,653
Goodwill Impaired		(14,859,653)

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